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                                                                 Exhibit 10.33



                             D AND W HOLDINGS, INC.


                           Restricted Stock Agreement



         RESTRICTED STOCK AGREEMENT made this 25th day of October, 2000 (the "Grant Date"), between D AND W HOLDINGS, INC., a Delaware corporation (the "Company") and ARDSHIEL, INC. (the "Service Provider").


         For valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Issuance of Shares.

         The Company shall issue to the Service Provider 769,230 shares (the "Shares") of common stock, par value $0.01 per share,(1) of the Company ("Common Stock"), as compensation for services performed and to be performed by the Service Provider for the benefit of the Company as described below and subject to the conditions described below. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Service Provider one or more certificates in the name of the Service Provider for the Shares. The Service Provider agrees that the Shares shall be subject to the purchase option and forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       Purchase Option.

         (a) In the event that the relationship by which the Service Provider provides management, consultancy and advisory services to the Company (whether pursuant to the Amended and Restated Management Agreement dated as of May 17, 1999 by and among the Service Provider, the Company, Atrium Corporation and Atrium Companies, Inc. ("the Management Agreement") or otherwise) is terminated prior to October 19, 2003 (i) by the unanimous vote of the Board of Directors of the Company for any reason or no reason whatsoever, or (ii) by the Service Provider without Good Reason (as defined below in Section 2(b)), the Company shall have the right and option (the "Purchase Option"), but not the obligation, to purchase from the Service Provider, at a price equal to the par value of the Shares of Common Stock per Share, some or all of the Shares as determined at the time of such relationship termination. The Purchase Option shall lapse with respect to 100% of the Shares on the earlier of (i) October 19, 2003, (ii) a Trigger Event with respect to the Company, as defined below in Section 2(c), so long as the Service Provider's relationship with the Company has not been terminated as set forth in this Section 2(a) or (iii) termination of the relationship by the Service Provider with Good Reason.

         (b) For purposes of this agreement, Good Reason shall exist upon (i) mutual agreement of the Service Provider and the Board of Directors of the Company that Good


--------
(1)      Value as of 10/25/2000 of $999,999.00.


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Reason exists; (ii) reduction of the Service Provider's compensation under the
Management Agreement; (iii) significant decrease by the Board of Directors of the Company of the Service Provider's duties or authority under the Management Agreement; or (iv) any material breach by the Company or any successor thereto of any agreement to which the Service Provider and the Company are parties, which breach is not cured within five days after notice thereof.

         (c) Notwithstanding any other provision of this Section 2, upon a Trigger Event (as defined below), the Purchase Option shall terminate and all rights inherent to an owner of a share of Common Stock shall immediately vest in the Service Provider. A "Trigger Event" shall mean (A) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (B) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person or Persons beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either
(i) the then-outstanding shares of Common Stock of the Company, on a fully diluted basis (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (c), the following acquisitions shall not constitute a Trigger Event: (i) any acquisition by the Company, or (ii) any acquisition by any corporation pursuant to a transaction which results in all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially owning, directly or indirectly, more than 95% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such transaction (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; (C) any sale of a substantial portion or all of the assets of the Company; (D) the complete or substantial liquidation of the Company; (E) a public offering of the securities of the Company, including any listing on the New York Stock Exchange, the American Stock Exchange or the NASDAQ market; or (F) notwithstanding any other provision of this Section 2, the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act").



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         3.       Exercise of Purchase Option and Closing.

         (a) The Company may exercise the Purchase Option by delivering or mailing to the Service Provider, within 10 days after the termination of the relationship between the Service Provider and the Company as described in
Section 2 of this Agreement, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 10-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 10-day period and the Shares shall fully vest in the Service Provider and the Service Provider shall have all rights inherent in the ownership of such Shares of Common Stock.

         (b) Within ten days after delivery to the Service Provider of the Company's notice of the exercise of the Purchase Option pursuant to subsection
(a) above, the Service Provider shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Service Provider the aggregate price for such Shares, which shall be the par value per Share unless the relationship in terminated by the Company without "Cause", in which case the price shall be $1.30 per Share. For purposes of this Agreement "Cause" shall mean (i) a good faith finding by the Board of Directors of the Company of repeated and willful failure of the Service Provider after written notice to perform its assigned duties for the Company, gross negligence or misconduct (where such gross negligence or misconduct is materially adverse to the Company) or (ii) the conviction of the Service Provider or any of its principals of, or the entry of a pleading of guilty by the Service Provider to, a felony involving its relationship with the Company. Any delay in making such payment shall invalidate the Company's exercise of the Purchase Option with respect to such Shares.

         (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Service Provider on account of such Shares or permit the Service Provider to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

         4.       Restrictions on Transfer.

         The Service Provider shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer") any Shares, or any interest therein, that are subject to the Purchase Option, except that the Service Provider may transfer such Shares to or for the benefit of any legal successor, employee, shareholder, member, partner or principal of Service Provider or such legal successor, or to a trust for their benefit, or Ardatrium LLC, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on



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transfer set forth in this Section 4, the Purchase Option and the forfeiture provisions set forth in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

         5.       Effect of Prohibited Transfer.

         The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred. Any transferee or purported transferee of Shares shall be subject to the restrictions and forfeiture provisions of this Agreement to the same extent that the Service Provider is so subject.

         6.       Restrictive Legends.

         All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the Corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the Corporation."

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not required."

         7.       Investment Representations.

         The Service Provider represents, warrants and covenants as follows:

         (a) The Service Provider is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

         (b) The Service Provider has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.



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         (c) The Service Provider has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

         (d) The Service Provider can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

         (e) The Service Provider understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         8. Severability.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         9.       Waiver.

         Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         10.      Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of the Company and the Service Provider and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 2 and 4 of this Agreement.

         11.      Notice.

         All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11.



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         12.      Pronouns.

         Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         13.      Entire Agreement.

         Except as otherwise set forth in this paragraph, this Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement. Notwithstanding anything in this Agreement, all Shares are subject to the Amended and Restated Stockholders Agreement of the Company, dated as of the date hereof. In the case of any inconsistency between this Agreement and such Stockholders Agreement, the provisions of such Stockholders Agreement shall control.

         14.      Amendment.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Service Provider.

         15.      Governing Law.

         This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    D  AND  W HOLDINGS, INC., a Delaware
                                    corporation


                                    By:
                                        ----------------------------------
                                        Name:_____________________________
                                        Title:____________________________



                                    ARDSHIEL, INC., a Delaware Corporation


                                    By:
                                        ----------------------------------
                                        Name:_____________________________
                                        Title:____________________________



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